AlphaClone Alternative Alpha ETF
Schedule of Investments
June 30, 2020 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS - 99.9%
	Communication Services - 12.5%
412	Alphabet, Inc. - Class A (a)	$584,237
1,087	Charter Communications, Inc. - Class A (a)	554,413
2,626	Facebook, Inc. - Class A (a)	596,286
4,327	Liberty Broadband Corporation - Class C (a)	536,375
5,040	Walt Disney Company	562,010
		2,833,321
	Consumer Discretionary - 25.0% (b)
2,851	Alibaba Group Holding, Ltd. - ADR (a)	614,961
242	Amazon.com, Inc. (a)	667,634
6,714	CarMax, Inc. (a)	601,239
6,358	Carvana Company (a)(c)	764,232
6,041	Dollar Tree, Inc. (a)	559,880
7,301	Etsy, Inc. (a)	775,585
1,417	O’Reilly Automotive, Inc. (a)	597,506
10,836	Restaurant Brands International, Inc.	591,971
6,097	Ross Stores, Inc. (a)	519,708
		5,692,716
	Consumer Staples - 5.3%
4,518	PepsiCo, Inc.	597,551
5,100	Procter & Gamble Company	609,807
		1,207,358
	Financials - 13.7%
18,852	Brookfield Asset Management, Inc. - Class A	620,231
14,706	Brown & Brown, Inc.	599,416
1,599	Credit Acceptance Corporation (a)(c)	669,997
659	Markel Corporation (a)	608,369
2,211	Moody’s Corporation	607,428
		3,105,441
	Health Care - 5.2%
3,974	Johnson & Johnson	558,864
2,701	Veeva Systems, Inc. - Class A (a)	633,168
		1,192,032
	Industrials - 8.1%
3,710	IDEX Corporation	586,328
8,511	IHS Markit, Ltd.	642,581
1,392	TransDigm Group, Inc. (a)	615,334
		1,844,243
	Information Technology - 27.5% (b)
1,529	Adobe, Inc. (a)	665,589
1,859	Apple, Inc.	678,163
5,330	CDW Corporation	619,239
4,258	Fidelity National Information Services, Inc.	570,955
5,763	Guidewire Software, Inc. (a)	638,829
1,965	Mastercard, Inc. - Class A	581,051
3,226	Microsoft Corporation	656,523
3,814	PayPal Holdings, Inc. (a)	664,513
3,028	Visa, Inc. - Class A	584,919
2,262	Zebra Technologies Corporation - Class A (a)	578,959
		6,238,740
	Real Estate - 2.6%
2,290	American Tower Corporation	592,057
	TOTAL COMMON STOCKS (Cost $20,138,297)	22,705,908

	SHORT-TERM INVESTMENTS - 0.1%
23,899	First American Government Obligations Fund, Class X, 0.09% (d)	23,899
	TOTAL SHORT-TERM INVESTMENTS (Cost $23,899)	23,899

		INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 5.8%
1,320,198		First American Government Obligations Fund, Class Z, 0.06% (d)	1,320,198
		TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $1,320,198)	1,320,198
		Total Investments (Cost $21,482,394) - 105.8%	24,050,005
		Liabilities in Excess of Other Assets - (5.8)%	(1,323,068)
		TOTAL NET ASSETS - 100.0%	$22,726,937

	Percentages are stated as a percent of net assets.
	ADR	American Depositary Receipt.
	(a)	Non-income producing security.
	(b)	To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
	(c)	All or a portion of this security is on loan as of June 30, 2020. Total value of securities on loan is $1,290,100.
	(d)	Rate shown is the annualized seven-day yield as of June 30, 2020.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

Summary of Fair Value Disclosure at June 30, 2020 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2020:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$22,705,908	$-	$-	$22,705,908
Short-Term Investments	23,899	-	-	23,899
Investments Purchased with Proceeds from Securities Lending	1,320,198	-	-	1,320,198
Total Investments in Securities	$24,050,005	$-	$-	$24,050,005
^See Schedule of Investments for breakout of investments by sector classification.
For the period ended June 30, 2020, the Fund did not recognize any transfers to or from Level 3.